UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2020
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
Address of principal executive offices:
200 Parker Dr., Suite C100A, Austin, Texas 78728
Registrant’s telephone number, including area code: 408-941-7100
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	The Nasdaq Global Select Market

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

On April 21, 2020, Aviat Networks, Inc. (the “Company”) entered into a Paycheck Protection Program Note (the “Note”) effective April 21, 2020 with Silicon Valley Bank as the lender (“Lender”) in an aggregate principal amount of $5,911,000 pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security (CARES) Act (the “PPP Loan”). Subject to the terms of the Note, the PPP Loan bears interest at a fixed rate of one percent (1%) per annum, with the first six months of interest deferred. Commencing seven months after the effective date of the PPP Loan, the Company is required to pay the Lender equal monthly payments of principal and interest as required to fully amortize the PPP Loan by April 21, 2022. The PPP Loan is unsecured and guaranteed by the Small Business Administration.

The Company received the PPP Loan proceeds on April 22, 2020. On April 23, 2020, the Small Business Administration published new guidance regarding the PPP Loan which the Company is currently evaluating and will complete its assessment before May 7, 2020.

The Company may apply to the Lender for forgiveness of the PPP Loan, with the amount which may be forgiven equal to the sum of the payroll costs, covered mortgage obligations, covered rent obligations; and covered utility payment incurred by the Company during the eight-week period beginning on the date of first disbursement to the Company under the PPP Loan, calculated in accordance with the terms of the CARES Act. No assurance is provided that the Company will obtain forgiveness of the PPP Loan in whole or in part, but the Company intends to use the proceeds from the PPP Loan in accordance with the PPP Loan program. The Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, or provisions of the Note. The occurrence of an event of default may result in the repayment of all amounts outstanding, collection of all amounts owing from the Company, and/or Lender’s exercise of any of the rights and remedies available under the PPP Loan documents or under applicable law.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, which is filed as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of the Registrant.

The disclosure in Item 1.01 and Exhibits 10.1 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.
Exhibit     Description
10.1    Paycheck Protection Program Note, effective as of April 21, 2020, in favor of Silicon Valley Bank.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

April 27, 2020	By:	/s/ Eric Chang
		Name:	Eric Chang
		Title:	Chief Financial Officer